EXHIBIT 32.1

                     CERTIFICATION PURSUANT TO CHAPTER 63 OF
                          TITLE 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Kingston Systems Inc. (the "Company") on Form 10-KSB for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ralph E. McKittrick, Chief Executive Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                              KINGSTON SYSTEMS INC.




                               By: /s/ Ralph E. McKittrick
                                   -------------------------------
                                   Ralph E. McKittrick
                                   Chief Executive Officer

                                   July 14, 2006